First Financial Bank, National Association
Borrowers:	Environmental Quality Management, Inc.
EQ Engineers, LLC
Loan Number:	820106477

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”), dated as of September 28, 2012 (the “Effective Date”), between FIRST FINANCIAL BANK, NATIONAL ASSOCIATION, a national banking association (“Bank”), and ENVIRONMENTAL QUALITY MANAGEMENT, INC., an Ohio corporation (“EQMI”) and EQ ENGINEERS, LLC, an Indiana limited liability company (“EQE”, and, together with EQMI, each a “Borrower” and, collectively (“Borrowers”), is as follows:

1.          DEFINITIONS.

1.1           Loan Agreement. Any capitalized term used but not defined herein shall have the meaning ascribed thereto in the Loan Agreement dated as of the date of this Agreement between Borrowers and Bank (the “Loan Agreement”).

1.2           Defined Terms. In addition to the other terms defined in this Agreement, whenever the following capitalized terms (whether or not underscored) are used, they shall be defined as follows:

“Code” means the Uniform Commercial Code, as enacted in the State of Ohio, Section 1301.01 et seq. of the Ohio Revised Code, as amended or superseded from time to time after the date of this Agreement.

“Collateral” means all of each Borrower’s rights, titles and interests in and to all of each Borrower’s assets and property, tangible and intangible, real and personal, including:

(i)          all of each Borrower’s accounts, chattel paper, deposit accounts, documents, equipment, fixtures, instruments, inventory, investment property, general intangibles, goods, and letter-of-credit rights, provided, however, that the Collateral shall not include any equity interests of EQES, provided further, however, that Bank specifically reserves its right to request that the equity interests of EQES be included as Collateral and in such event, Borrowers agree to execute any and all documentation therefor deemed necessary or otherwise desirable by the Bank;

(ii)         all of each Borrower’s rights, titles and interests in and to the commercial tort claims listed, or required to be listed, in Exhibit 5.7 to this Agreement;

(iii)        without limiting the description of the property or any rights or interests in the property described above in this definition of Collateral, all of each Borrower’s rights, titles and interests in and to (a) all of each Borrower’s money, cash, and other funds; (b) all attachments, accessions, parts and appurtenances to, all substitutions for, and all replacements of any and all of each Borrower’s equipment, fixtures and other goods; (c) all of each Borrower’s agreements, as-extracted collateral, tangible chattel paper, electronic chattel paper, health-care-insurance receivables, leases, lease contracts, lease agreements, payment intangibles, proceeds of letters of credit, promissory notes, records, and software; and (d) all of each Borrower’s franchises, customer lists, insurance refunds, insurance refund claims, tax refunds, tax refund claims, pension plan refunds, pension plan reversions, patents, patent applications, service marks, service mark applications, trademarks, trademark applications, trade names, trade secrets, goodwill, copyrights, copyright applications, and licenses;

(iv)        all supporting obligations;

(v)         all of the products and proceeds of all of the foregoing described property and interests in property, including cash proceeds and noncash proceeds, and including proceeds of any insurance, whether in the form of original collateral or any of the property or rights or interests in property described above in this definition of Collateral; and

(vi)        all of the foregoing, whether now owned or existing or hereafter acquired or arising, or in which any Borrower now has or hereafter acquires any rights, titles or interests.

1.3           Other Definitional Provisions; Construction. Unless otherwise specified,

(i)          As used in this Agreement, accounting terms relating to Borrowers not defined in this Agreement have the respective meanings given to them in accordance with GAAP.

(ii)         The definition of any document, instrument or agreement includes all schedules, attachments and exhibits thereto and all renewals, extensions, supplements, restatements and amendments thereof. All Exhibits attached to this Agreement are incorporated into, made and form an integral part of, this Agreement for all purposes.

(iii)        “Hereunder,” “herein,” “hereto,” “this Agreement” and words of similar import refer to this entire document; “including” is used by way of illustration and not by way of limitation, unless the context clearly indicates the contrary; the singular includes the plural and conversely; and any action required to be taken by Borrowers is to be taken promptly, unless the context clearly indicates the contrary.

(iv)        All of the uncapitalized terms contained in this Agreement which are now or hereafter defined under the Code will, unless the context indicates otherwise, have the meanings provided for now or hereafter in the Code.

2.          GRANT OF SECURITY INTEREST; SET-OFF AND RELATED MATTERS.

2.1           Security Interest. As security for the full, prompt and complete payment and performance by Borrowers (or any one or more of them) of the Obligations, each Borrower hereby grants to, and creates in favor of, Bank a continuing security interest in, and Lien on, all of the Collateral.

2.2           Set-Off. All cash, moneys, investment property and other properties of each Borrower and the proceeds thereof now or hereafter held or received by Bank from or for the account of any Borrower, including any and all deposits (general or special), account balances and credits of any Borrower with Bank or any Affiliate of Bank at any time existing, (i) are part of the Collateral, (ii) will be held as security for the Obligations, and (iii) may be set-off and applied against any or all Obligations without any notice to Borrowers (such notice being expressly waived by each Borrower) at any time following the occurrence and during the continuance of an Event of Default, and Bank has the right at any time following the occurrence and during the continuance of an Event of Default to refuse to allow withdrawals from any account of any Borrower without any notice to any Borrower (such notice being expressly waived by each Borrower). Each Borrower authorizes Bank’s Affiliates to pay or to deliver to Bank any deposits or other sums credited by, or due from, Bank’s Affiliates to any Borrower for application against any or all Obligations, at any time upon the occurrence, and during the continuance of, any Event of Default, all without further notice to any Borrower (such notice being expressly waived by each Borrower). Nothing in this Section 2.2 will impair or affect Bank’s rights under Sections 2.6 and 3.7 of the Loan Agreement nor will Bank be required to resort to other security or sources of reimbursement for the Obligations before the exercise of any rights by Bank under this Section 2.2. The rights given to Bank hereunder are cumulative with Bank’s other rights and remedies, including other rights of setoff. Bank may give notice of the above grant of a security interest in, and assignment of, such deposits and other sums to any Affiliate of Bank. Bank has authorization to, and may make any suitable arrangements with, any Affiliate of Bank for effectuation thereof, and each Borrower hereby irrevocably appoints Bank as its attorney-in-fact to collect any and all such deposits or other sums to the extent any such payment is not made to Bank by any Affiliate of Bank.

3.          PERFECTION OF BANK’S SECURITY INTEREST; DUTY OF CARE.

3.1           Borrowers’ Required Actions. Until the termination of this Agreement, each Borrower shall perform any and all steps and take all actions requested by Bank from time to time to perfect, maintain, protect, and enforce Bank’s security interest in, and Lien on, the Collateral, including (i) executing and delivering all appropriate documents and instruments as Bank may reasonably determine are necessary or desirable to perfect, preserve, or enforce Bank’s interest in the Collateral, including financing statements, all in form and substance satisfactory to Bank, (ii) delivering and indorsing to Bank any warehouse receipts or other documents of title covering that portion of the Collateral which, with Bank’s consent, may be located in warehouses and in respect of which warehouse receipts are issued, (iii) upon the occurrence and during the continuance of any Event of Default, transferring inventory to warehouses approved by Bank, (iv) placing notations on Borrowers’ books of account to disclose Bank’s security interest and Lien therein, and (v) taking such other steps and actions as deemed necessary or desirable by Bank to perfect and enforce Bank’s security interest in, and Lien on, and other rights and interests in, the Collateral.

3.2           Financing Statements; Notices. Each Borrower hereby irrevocably authorizes Bank at any time and from time to time to file in any filing office in any jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of Borrowers (or any one or more of them), whether now owned or hereafter acquired or arising, and all proceeds and products thereof or (ii) as being of an equal or lesser scope or with greater detail and (b) provide any other information required by Part 5 of Article 9 of the Uniform Commercial Code or such other jurisdiction for the sufficiency or filing office acceptance of any financing statement or amendment, including whether any Borrower is an organization, the type of organization and any organizational identification number issued to each Borrower. Each Borrower hereby irrevocably authorizes Bank at any time and from time to time to correct or complete, or to cause to be corrected or completed, any financing statements, continuation statements or other such documents as have been filed naming such Borrower as debtor and Bank as secured party. Each Borrower agrees to furnish any such information to Bank promptly upon request. At Bank’s request, each Borrower will execute notices appropriate under any applicable requirements of law that are necessary, or are reasonably requested by Bank, to evidence, perfect, or protect its security interest in and other Liens on the Collateral in such form(s) as are satisfactory to Bank. Borrowers will pay the reasonable cost of filing all financing statements and other notices in all public offices where filing is deemed by Bank to be necessary or desirable to perfect, protect or enforce the security interest and Lien granted to Bank hereunder. A carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. Bank is hereby authorized to give notice to any creditor, landlord or any other Person as may be necessary or desirable under applicable laws to evidence, protect, perfect, or enforce the security interest and Lien granted to Bank in the Collateral.

3.3           Bailees; Consignees; Warehousemen. If any Collateral is in the possession or control of any warehouseman or any of any Borrower’s consignees, agents, processors, customers or other bailees, Borrowers shall notify such warehousemen, consignee, agents, processors, customers or other bailees of Bank’s security interest and Lien therein, and upon Bank’s request, Borrowers will use commercially reasonable efforts to obtain a bailee letter agreement and financing statements acceptable to Bank from such warehousemen, consignees, agents, processors, customers or other bailees, pursuant to which each such warehousemen, consignee, agent, processor, customer or other bailee acknowledges in an authenticated record that such Person is holding the Collateral for Bank’s benefit, and such documentation from any secured creditor or lessor of such Person as Bank may reasonably request in good faith.

3.4           Impositions; Protection of Bank’s Interests. To protect, perfect, or enforce, from time to time, Bank’s rights or interests in the Collateral, Bank may, in its discretion exercised in good faith (but without any obligation to do so), (i) discharge any Liens (other than Permitted Liens so long as no Event of Default has occurred) and after giving notice to Borrower (such notice not being required following the occurrence and during the continuance of an Event of Default) at any time levied or placed on the Collateral, (ii) pay any insurance to the extent Borrowers have failed to timely pay the same, (iii) maintain guards where any Collateral is located if an Event of Default has occurred and is continuing, and (iv) obtain any record from any service bureau and pay such service bureau the cost thereof. All costs and expenses incurred by Bank in exercising its discretion under this Section 3.4 will be part of the Obligations, payable upon five (5) Business Days notice from the Bank and secured by the Loan Collateral.

3.5           Bank’s Duty of Care. Bank shall have no duty of care with respect to the Collateral except that Bank shall exercise reasonable care with respect to the Collateral in Bank’s custody. Bank shall be deemed to have exercised reasonable care if (i) such property is accorded treatment substantially equal to that which Bank accords its own property or (ii) Bank takes such action with respect to the Collateral as Borrowers shall reasonably request in writing. Bank will not be deemed to have, and nothing in this Section 3.5 may be construed to deem that Bank has, failed to exercise reasonable care in the custody or preservation of Collateral in its possession merely because either (a) Bank failed to comply with any request of Borrowers or (b) Bank failed to take steps to preserve rights against any Persons in such property. Each Borrower agrees that Bank has no obligation to take steps to preserve rights against any prior parties.

3.6           Verification. At any time and from time to time, Bank, in its own name or in the name of others, may periodically communicate with each Borrower’s account debtors, customers and other obligors to verify with them, to Bank’s satisfaction, the existence, amount and terms of any sums owed by such account debtors, customers or other obligors to any Borrower and the nature of any such account debtor’s, customer’s or other obligor’s relationship with any Borrower.

3.7           Equipment. Each Borrower will, on Bank’s request, deliver to Bank any and all evidences of ownership of the equipment, including any certificates of title and applications for title pertaining to any Borrower’s equipment, so that Bank may cause its security interest and Lien to be noted on such certificates of title.

3.8           Control Agreement. With respect to any of the Collateral for which control of such Collateral is a method of perfection under the Uniform Commercial Code, including all of each Borrower’s rights, titles and interests in deposit accounts, investment property, electronic chattel paper and letter-of-credit rights, and without limiting the obligations of each Borrower under the provisions of Sections 3.9, 3.10, and 3.11, each Borrower will, on Bank’s request, cause to be executed by each Person that Bank determines is appropriate, a control agreement in a form acceptable to Bank.

3.9           Promissory Notes and Tangible Chattel Paper. If any Borrower shall at any time hold or acquire any promissory notes or tangible chattel paper, with an aggregate value in excess of $50,000, such Borrower shall forthwith endorse, assign and deliver the same to Bank, accompanied by such instruments of transfer or assignment duly executed in blank as Bank may from time to time specify.

3.10.         Electronic Chattel Paper and Transferable Records. If any Borrower at any time holds or acquires an interest in any electronic chattel paper or any “transferable record,” as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in §16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, with an aggregate value in excess of $50,000, Borrowers shall promptly notify Bank thereof and, at the request and option of Bank, shall take such action as Bank may reasonably request to vest in Bank control, under §9-105 of the Uniform Commercial Code, of such electronic chattel paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, §16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record.

3.11.         Letter-of-Credit Rights. If any Borrower is at any time a beneficiary under a letter of credit now or hereafter, with an aggregate value in excess of $50,000, Borrowers shall promptly notify Bank thereof and, at the request and option of Bank, Borrowers shall, pursuant to an agreement in form and substance satisfactory to Bank, either, at the option of Bank, (i) arrange for the issuer and any confirmer or other nominated person of such letter of credit to consent to an assignment to Bank of the proceeds of the letter of credit or (ii) arrange for Bank to become the beneficiary of the letter of credit. Nothing in this Section 3.11 may be construed to alter in any way the criteria for Eligible Receivables provided in Section 1.1 of the Loan Agreement.

3.12.         Commercial Tort Claims. If any Borrower shall at any time hold or acquire a commercial tort claim, with an aggregate value in excess of $50,000, Borrowers shall immediately notify Bank in a signed writing of the particulars thereof and grant to Bank in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to Bank.

4.          POWER OF ATTORNEY.

4.1           Grant of Power. Each Borrower does hereby make, constitute and appoint Bank (or any officer or agent of Bank) as such Borrower’s true and lawful attorney-in-fact, with full power of substitution, in the name of such Borrower or in the name of Bank or otherwise, for the use and benefit of Bank, but at the cost and expense of Borrowers, (i) to indorse the name of any Borrower on any instruments, notes, checks, drafts, money orders, or other media of payment (including payments payable under any policy of insurance on the Collateral) or Collateral that may come into the possession of Bank or any Affiliate of Bank in full or part payment of any of the Obligations; (ii) upon the occurrence and during the continuance of any Event of Default, to sign and indorse the name of any Borrower on any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with any Collateral, and any instrument or document relating thereto or to any of any Borrower’s rights therein; (iii) to file financing statements pursuant to the Uniform Commercial Code and other notices appropriate under applicable law as Bank deems necessary to perfect, preserve, and protect Bank’s rights and interests under this Agreement; (iv) after an Event of Default has occurred and is continuing, to obtain the insurance referred to in Section 10.14 of the Loan Agreement and indorse any drafts and cancel any insurance so obtained by Bank; (v) after an Event of Default has occurred and is continuing, to give written notice to the United States Post Office to effect change(s) of address so that all mail addressed to any Borrower may be delivered directly to Bank; and (vi) to do any and all things necessary or desirable to perfect Bank’s security interest in, and Lien on, and other rights and interests in, the Collateral, to preserve and protect the Collateral and to otherwise carry out this Agreement.

4.2           Duration; Ratification of Acts. This power of attorney, being coupled with an interest, will be irrevocable for the term of this Agreement and all transactions under this Agreement and thereafter so long as any of the Obligations remain in existence. Each Borrower ratifies and approves all acts of such attorney, and neither Bank nor its attorney will be liable for any acts or omissions or for any error of judgment or mistake of fact or law. Each Borrower will execute and deliver promptly to Bank all instruments necessary or desirable, as determined in Bank’s discretion, to further Bank’s exercise of the rights and powers granted it in this Section 4.

5.          WARRANTIES AND REPRESENTATIONS. To induce Bank to make the Loans and other extensions of credit pursuant to the Loan Documents, each Borrower represents to Bank that the following statements are, and will continue throughout the term of this Agreement to be, true:

5.1           Jurisdiction of Organization; Places of Business, etc. Each Borrower’s (i) jurisdiction of organization is the jurisdiction identified on Exhibit 5.1, (ii) exact legal name is as set forth in the first paragraph of this Agreement (as may be updated from time to time as provided in Section 6.2), (iii) chief executive office and principal place of business are set forth on Exhibit 5.1 (as may be updated from time to time as provided in Section 6.2), (iv) offices or locations where each Borrower keeps the Collateral (except for inventory in transit) or conducts any of its business are listed on Exhibit 5.1 (as may be updated from time to time as provided in Section 6.2), (v) registered agent in the Commonwealth of Kentucky, if a Borrower has an office or place of business in the Commonwealth of Kentucky, has an address as set forth on Exhibit 5.1 (as may be updated from time to time as provided in Section 6.2), (vi) federal tax identification number is identified on Exhibit 5.1, and (vii) organizational identification number in its jurisdiction of organization is identified on Exhibit 5.1.

5.2           Prior Locations Of Collateral. Except for inventory in transit, none of the inventory or equipment constituting part of the Collateral has been at, or has been removed from, any location during the five year period preceding the date of this Agreement other than those locations set forth on Exhibit 5.1.

5.3           Names. All trade names, assumed names, fictitious names and other names used by each Borrower during the five year period preceding the date of this Agreement are set forth on Exhibit 5.3, and no Borrower has, during the preceding 5 year period, except as may be set forth on Exhibit 5.3, acquired any of its assets in any bulk transfer.

5.4           Investment Property. Exhibit 5.4 lists all of each Borrower’s rights, titles or interests in, or with respect to, any investment property.

5.5           Letter-of-Credit Rights. Exhibit 5.5 lists all of each Borrower’s rights, titles or interests in, or with respect to, any letters of credit.

5.6           Electronic Chattel Paper. Exhibit 5.6 lists all of each Borrower’s rights, titles or interests in, or with respect to, any electronic chattel paper.

5.7           Commercial Tort Claims. Exhibit 5.7 lists all of each Borrower’s rights, titles or interests in, or with respect to, any commercial tort claims.

5.8           Instruments. Exhibit 5.8 lists all of each Borrower’s rights, titles or interests in, or with respect to, any instruments, including promissory notes.

5.9           State of Title. Borrowers (or any one or more of them) have good and indefeasible title to, and ownership of, the Collateral, free and clear of all Liens except to the extent, if any, of the Permitted Liens.

5.10         Priority. Bank has a first priority security interest in, and Lien on, the Collateral except to the extent, if any, of the Permitted Liens.

6.          COLLATERAL COVENANTS. Until the Obligations are fully paid, performed and satisfied and this Agreement is terminated, each Borrower will:

6.1           Claims Against Collateral. Maintain and cause the Collateral, as the same is constituted from time to time, to be free and clear of all Liens, except to the extent, if any, of the Permitted Liens, and Borrowers will defend or cause to be defended the Collateral against all of the claims and demands of all Persons whomsoever (except to the extent, if any, of the Permitted Liens).

6.2           Notice of Change in Place of Business; Names, etc. (i) Give Bank, and Bank’s counsel, Vorys, Sater, Seymour and Pease LLP, 301 East Fourth Street, Suite 3500, Great American Tower, Cincinnati, Ohio 45202, Attention: Hani R. Kallas, Esq., at least 30 Business Days advance notice in writing of (a) any change in any Borrower’s (1) chief executive office, principal place of business, or other places of business, or the opening of any new places of business, (2) registered agent’s address in the Commonwealth of Kentucky (with respect to EQMI), (3) exact legal name as set forth in the first paragraph of this Agreement, or (4) names from those set forth on Exhibit 5.3, or (b) the adoption by any Borrower of trade names, assumed names or fictitious names and (ii) not, without the prior written consent of Bank, change any Borrower’s jurisdiction of organization.

6.3           Notice of Governmental or Foreign Accounts. Promptly notify Bank in writing of any contract with respect to which the account debtor is (i) the United States or any state, city, county or other governmental authority or any department, agency or instrumentality of any of them, or any foreign government or instrumentality thereof or (ii) a business which is located in a foreign country.

6.4           Notice of Adverse Information. Immediately notify Bank in writing of any information which Borrowers have or may receive with respect to the Collateral which may with reasonable certainty materially and adversely affect the value thereof or the rights of Bank with respect thereto.

6.5           Equipment. Maintain the equipment in good operating condition and repair, ordinary wear and tear excepted, make all necessary replacements thereof so that the value and operating efficiency thereof shall at all times be maintained and preserved, and promptly inform Bank of any additions to or, subject to the terms of the Loan Agreement, deletions from the equipment. Borrowers will not permit any of the equipment to become a fixture to real property not mortgaged to Bank or an accession to other personal property not constituting part of the Collateral.

6.6           Inventory. Maintain the inventory in good and salable condition, exclusive of obsolete or damaged inventory for which reserves or write-downs may be made on Borrowers’ books in the ordinary course of business. Borrowers will handle, maintain and store the inventory in a safe and careful manner in accordance with all applicable laws, rules, regulations, ordinances and governmental orders.

6.7           Insurance. Insure the Collateral in accordance with the terms of the Loan Agreement.

6.8           Removal of Collateral. Not (i) remove any of the Collateral (except for inventory in transit) from the locations set forth in Exhibit 5.1 of this Agreement or keep any of the Collateral (except for inventory in transit) at any other office or location without giving Bank and Bank’s counsel, as set forth in Section 6.2, at least 30 Business Days prior notice of such action and complying with the other terms of this Agreement; provided that such location is within the continental United States or (ii) locate any Inventory in any warehouse which has or will issue a negotiable warehouse receipt for such Inventory without Bank’s prior consent.

6.9           No Liens. Not create or permit to be created or to exist any Lien on any of the Collateral except to the extent, if any, of the Permitted Liens.

7.          TERM. Subject to Section 11.6 below, this Agreement will terminate on Payment in Full of the Obligations.

8.          BANK’S RIGHTS AND REMEDIES.

8.1           Remedies. (i) On the occurrence of an Event of Default, Bank may immediately, at any time, while such Event of Default is continuing, take any one or more of the following actions, without notice, demand or legal process of any kind (except as may be required by law), all of which each Borrower waives to the fullest extent permitted by law:

(a)          proceed to enforce payment of the Obligations and to exercise all of the rights and remedies afforded to Bank by the Code, the Uniform Commercial Code as in effect in any jurisdiction, under the terms of the Loan Documents and by law and in equity provided, including those set forth below in this Section 8.1;

(b)          take possession of the Collateral and maintain such possession on any Borrower’s premises at no cost to Bank, or remove the Collateral, or any part thereof, to such other place(s) as Bank may desire;

(c)          enter on any premises on which the Collateral, or any part or records thereof, may be situated and remove the same therefrom, for which action Borrowers will not assert against Bank any claim for trespass, breach of the peace or similar claim, and Borrowers will not hinder Bank’s efforts to effect such removal;

(d)          require Borrowers, at their cost, to assemble the Collateral and make it available at a place reasonably designated by Bank;

(e)          collect, compromise, take, sell or otherwise deal with the Collateral and proceeds thereof in its own name or in the name of any Borrower, including (1) bringing suit on any one or more of the accounts, chattel paper, instruments, documents, leases or other agreements (including Government Contracts) (collectively, “Contracts”) in the name of any Borrower or Bank, and exercise all such other rights respecting the Contracts, in the name of any Borrower or Bank, including the right to accelerate or extend the time of payment, settle, release in whole or in part any amounts owing on any Contract and issue credits in the name of any Borrower or Bank, and including proceeding against any collateral or security provided in respect of any Contract and (2) bringing suit on any one or more of the general intangibles, in the name of any Borrower or Bank, and exercise all such other rights respecting the general intangibles, including the right to accelerate or extend the time of payment, settle, release in whole or in part any amounts owing on any general intangible and issue credits in the name of any Borrower or Bank, and including proceeding against any collateral or security provided in respect of any general intangible;

(f)          sell part or all of the Collateral at public or private sale(s), for cash, upon credit or otherwise, at such prices and upon such terms as Bank deems advisable, at Bank’s discretion exercised in good faith, and Bank may, if Bank deems it reasonable, postpone or adjourn any sale of the Collateral from time to time by an announcement at the time and place of sale or by announcement at the time and place of such postponed or adjourned sale, without being required to give a new notice of sale, and without being obligated to make any sale of the Collateral regardless of notice of sale having been given;

(g)          to the extent Bank has not so acted or is currently so acting pursuant to the other terms of this Agreement, notify any or all of each Borrower’s customers, account debtors and any other Persons (1) obligated on the Collateral to make payment or otherwise render performance to or for the benefit of Bank and (2) that, without limiting the generality of clause (1), the Contracts and general intangibles have been assigned to Bank and that payments should be made directly to Bank;

(h)          require Borrowers, using such form as Bank may approve, to notify each Borrower’s customers, account debtors and any other Persons, and to indicate on all of any Borrower’s correspondence to such customers, account debtors and other Persons, that the Contracts and general intangibles must be paid to Bank directly;

(i)          sign any indorsements, assignments or other writings of conveyance or transfer in connection with any disposition of the Collateral;

(j)          sell, assign, transfer or otherwise dispose of all or any part of the Collateral in any manner permitted by law and do any other thing and exercise any other right or remedy which Bank may, with or without judicial process, do or exercise under applicable law, and in any such sale Bank may sell, assign, transfer or otherwise dispose of all or any part of the Collateral without giving any warranties and Bank may specifically disclaim any warranties of title and the like;

(k)          apply for and have a receiver appointed under state or federal law by a court of competent jurisdiction in any action taken by Bank to enforce its rights and remedies under this Agreement and, as applicable, the other Loan Documents in order to manage, protect, preserve, and sell and otherwise dispose of all or any portion of the Collateral and continue the operation of the business of each Borrower, and to collect all revenues and profits thereof and apply the same to the payment of all expenses and other charges of such receivership, including the compensation of the receiver, and to the payment of the Obligations until a sale or other disposition of such Collateral is finally made and consummated;

(l)          enforce the obligations of an account debtor or other Person obligated on collateral and exercise the rights of the debtor with respect to the obligation of the account debtor or other Person obligated on collateral to make payment or otherwise render performance to any Borrower, and with respect to any property that secures the obligations of the account debtor or other Person obligated on collateral, in any case directly or through collection agencies or other collection specialists; and

(m)          without limiting the provisions of Section 2.2, apply (or instruct another Person to apply) to the Obligations the balance of any deposit account that is part of the Collateral.

(ii)         Each Borrower acknowledges that portions of the Collateral could be difficult to preserve and dispose of and be further subject to complex maintenance and management. Accordingly, Bank, in exercising its rights under this Section 8.1, shall have the widest possible latitude to preserve and protect the Collateral and Bank’s security interest in and Lien thereon. Moreover, each Borrower acknowledges and agrees that Bank shall have no obligation to, and each Borrower hereby waives to the fullest extent permitted by law any right that it may have to require Bank to, (a) clean up or otherwise prepare any of the Collateral for sale, (b) pursue any Person to collect any of the Obligations or (c) exercise collection remedies against any Persons obligated on the Collateral. Bank’s compliance with applicable local, state or federal law requirements, in addition to those imposed by the UCC, in connection with a disposition of any or all of the Collateral will not be considered to adversely affect the commercial reasonableness of any disposition of any or all of the Collateral under the UCC.

8.2           Notice of Disposition; Allocations. If any notice is required by law to effectuate any sale or other disposition of the Collateral, (i) Bank will give Borrowers written notice of the time and place of any public sale or of the time after which any private sale or other intended disposition thereof will be made, and at any such public or private sale, Bank may purchase all or any of the Collateral; and (ii) Bank and Borrowers agree that such notice will not be unreasonable as to time if given in compliance with this Agreement ten days prior to any sale or other disposition. The proceeds of the sale will be applied first to all costs and expenses of such sale including Attorneys’ Fees and other reasonable costs and expenses, and second to the payment of all Obligations in the manner and order determined by Bank in its discretion. Borrowers shall remain liable to Bank for any deficiency. Unless otherwise directed by law, Bank will return any excess to Borrowers.

8.3           Payment of Expenses. Borrowers shall pay to Bank, on its demand, all costs and expenses, including court costs, Attorneys’ Fees and costs of sale, incurred by Bank in exercising any of its rights or remedies hereunder, all of which constitute part of the Obligations and are secured by the Loan Collateral.

9.          INDEMNIFICATION. In consideration of the execution and delivery of the Loan Agreement and the making of any Loan to Borrowers, each Borrower will indemnify and hold Bank and Bank’s officers, directors, Affiliates, and agents (for the purposes of this Section 9 each is an “Indemnified Party”) harmless from and against any and all claims, losses, obligations and liabilities arising out of or resulting from any or all of (i) this Agreement and (ii) the transactions contemplated by this Agreement (including enforcement of this Agreement), except for claims, losses or liabilities to the extent resulting from an Indemnified Party’s gross negligence or willful misconduct. The indemnification provided for in this Section 9 is in addition to, and not in limitation of, any other indemnification or insurance provided by Borrowers to Bank.

10.         NOTICE. Any notice, certificate, request, notification and other communication required, permitted or contemplated hereunder must be in writing and given in accordance with the Loan Agreement.

11.         GENERAL.

11.1         Severability. If any term of this Agreement is found invalid under Ohio law or other laws of mandatory application by a court of competent jurisdiction, the invalid term will be considered excluded from this Agreement and will not invalidate the remaining terms of this Agreement.

11.2         GOVERNING LAW. THIS AGREEMENT HAS BEEN DELIVERED AND ACCEPTED AT AND SHALL BE DEEMED TO HAVE BEEN MADE AT CINCINNATI, OHIO. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF OHIO (WITHOUT REGARD TO OHIO CONFLICTS OF LAW PRINCIPLES).

11.3         WAIVER OF JURISDICTION. AS A SPECIFICALLY BARGAINED INDUCEMENT FOR BANK TO ENTER INTO THIS AGREEMENT AND EXTEND CREDIT TO BORROWERS, EACH BORROWER AND BANK AGREE THAT ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS AGREEMENT, ITS VALIDITY OR PERFORMANCE AND WITHOUT LIMITATION ON THE ABILITY OF BANK, ITS SUCCESSORS AND ASSIGNS, TO INITIATE AND PROSECUTE IN ANY APPLICABLE JURISDICTION ACTIONS RELATED TO THE REPAYMENT AND COLLECTION OF THE OBLIGATIONS AND THE EXERCISE OF ALL OF BANK’S RIGHTS AGAINST BORROWERS WITH RESPECT THERETO AND ANY SECURITY OR PROPERTY OF BORROWERS, INCLUDING DISPOSITIONS OF THE COLLATERAL, SHALL, AT BANK’S SOLE OPTION, BE INITIATED AND PROSECUTED AS TO ALL PARTIES AND THEIR SUCCESSORS AND ASSIGNS AT CINCINNATI, OHIO. BANK AND EACH BORROWER EACH CONSENT TO AND SUBMIT TO THE EXERCISE OF JURISDICTION OVER THEIR RESPECTIVE PERSONS BY ANY COURT SITUATED AT CINCINNATI, OHIO HAVING JURISDICTION OVER THE SUBJECT MATTER, AND EACH CONSENTS THAT ALL SERVICE OF PROCESS BE MADE BY CERTIFIED MAIL DIRECTED TO BORROWERS AND BANK AT THEIR RESPECTIVE ADDRESSES SET FORTH IN THE LOAN AGREEMENT OR AS OTHERWISE PROVIDED UNDER THE LAWS OF THE STATE OF OHIO. EACH BORROWER WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER, AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

11.4         Survival and Continuation of Representations and Warranties. All of each Borrower’s representations and warranties contained in this Agreement shall (i) survive the execution, delivery and acceptance hereof by the parties hereto and the closing of the transactions described herein or related hereto and (ii) remain true until the Obligations are fully performed, paid and satisfied and are made by each Borrower with the same effect as though the representations and warranties had been made again on, and as of, each day of the term of this Agreement, other than those changes as may not be prohibited hereby, do not constitute Events of Default, or have been consented to by Bank in writing.

11.5         Bank’s Additional Rights Regarding Collateral. All of the Obligations shall constitute one obligation secured by all of the Collateral. In addition to Bank’s other rights and remedies under the Loan Documents, Bank may, in its discretion exercised in good faith, following the occurrence and during the continuance of any Event of Default: (i) exchange, enforce, waive or release any of the Collateral or portion thereof, (ii) apply the proceeds of the Collateral against the Obligations and direct the order or manner of the liquidation thereof (including any sale or other disposition), as Bank may, from time to time, in each instance determine, and (iii) settle, compromise, collect or otherwise liquidate any such security in any manner without affecting or impairing its right to take any other further action with respect to any security or any part thereof.

11.6         Application of Payments; Revival of Obligations. Bank shall have the continuing right to apply or reverse and reapply any payments to any portion of the Obligations. To the extent Borrowers make a payment or payments to Bank or Bank receives any payment or proceeds of the Collateral or any other security for Borrowers’ benefit, which payment(s) or proceeds or any part thereof are subsequently voided, invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then, to the extent of such payment(s) or proceeds received, the Obligations or part thereof intended to be satisfied shall be revived and shall continue in full force and effect, as if such payment(s) or proceeds had not been received by Bank.

11.7         Additional Waivers by Borrowers. Each Borrower waives presentment and protest of any instrument and notice thereof, and, except as expressly provided in the Loan Documents, demand, notice of default and all other notices to which any Borrower might otherwise be entitled. No Borrower shall assert a claim against Bank on any theory of liability for consequential, special, indirect or punitive damages.

11.8         Equitable Relief. Each Borrower recognizes that, in the event any Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to Bank; therefore, each Borrower agrees that Bank, if Bank so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

11.9         Entire Agreement; Counterparts; Fax Signatures. This Agreement and the other Loan Documents set forth the entire agreement of the parties with respect to subject matter of this Agreement and supersede all previous understandings, written or oral, in respect thereof. Any request from time to time by Borrowers for Bank’s consent under any provision in the Loan Documents must be in writing, and any consent to be provided by Bank under the Loan Documents from time to time must be in writing in order to be binding on Bank; however, Bank will have no obligation to provide any consent requested by Borrowers, and Bank may, for any reason in its discretion exercised in good faith, elect to withhold the requested consent. Two or more duplicate originals of this Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument. Any documents delivered by, or on behalf of, any Borrower by facsimile transmission or other electronic delivery of an image file reflecting the execution thereof: (i) may be relied on by Bank as if the document were a manually signed original and (ii) will be binding on Borrowers for all purposes of the Loan Documents.

11.10         Headings. Section headings in this Agreement are included for convenience of reference only and shall not relate to the interpretation or construction of this Agreement.

11.11         Cumulative Remedies. The remedies provided in this Agreement and the other Loan Documents are cumulative and not exclusive of any remedies provided by law. Exercise of one or more remedy(ies) by Bank does not require that all or any other remedy(ies) be exercised and does not preclude later exercise of the same remedy.

11.12         Waivers and Amendments in Writing. Failure by Bank to exercise any right, remedy or option under this Agreement or in any other Loan Document or delay by Bank in exercising the same shall not operate as a waiver by Bank of its right to exercise any such right, remedy or option. No waiver by Bank shall be effective unless it is in writing and then only to the extent specifically stated. This Agreement cannot be amended, modified, changed or terminated orally.

11.13         Recourse to Directors or Officers. The obligations of Bank under this Agreement are solely the corporate obligations of Bank. No recourse shall be had for any obligation or claim arising out of or based upon this Agreement against any stockholder, employee, officer, or director of Bank.

11.14         Assignment. Bank shall have the right to assign this Agreement and the other Loan Documents. Borrowers may not assign, transfer or otherwise dispose of any of their rights or obligations hereunder, by operation of law or otherwise, and any such assignment, transfer or other disposition without Bank’s written consent shall be void. All of the rights, privileges, remedies and options given to Bank under the Loan Documents shall inure to the benefit of Bank’s successors and assigns, and all the terms, conditions, covenants, provisions and warranties herein shall inure to the benefit of and bind the permitted successors and assigns of each Borrower and Bank, respectively.

11.15         Conflict. If there is any conflict, ambiguity, or inconsistency, in Bank’s judgment, between the terms of this Agreement and any of the other Loan Documents, then the applicable terms and provisions, in Bank’s judgment, providing Bank with greater rights, remedies, powers, privileges, or benefits will control.

11.17         WAIVER OF JURY TRIAL. AS A SPECIFICALLY BARGAINED INDUCEMENT FOR BANK TO ENTER INTO THIS AGREEMENT AND EXTEND CREDIT TO BORROWERS, EACH OF BANK AND EACH BORROWER WAIVES TRIAL BY JURY WITH RESPECT TO ANY ACTION, CLAIM, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS AGREEMENT OR THE CONDUCT OF THE RELATIONSHIP BETWEEN BANK AND BORROWERS.

11.18         Joint and Several Obligations. All of the obligations of Borrowers hereunder are joint, several and primary.

[Signature Page Follows]

IN WITNESS WHEREOF, this Agreement has been duly executed by each Borrower as of the Effective Date.

ENVIRONMENTAL QUALITY MANAGEMENT, INC.

By:	/s/ Robert R. Galvin
Robert R. Galvin, Chief Financial Officer

EQ ENGINEERS, LLC

By:	/s/ Jack S. Greber
Jack S. Greber, Member

Accepted at Cincinnati, Ohio
as of Effective Date.

FIRST FINANCIAL BANK, NATIONAL ASSOCIATION

By:	/s/ David A. Enright
David A. Enright, Vice President

SECURITY AGREEMENT

Exhibit 5.1

Jurisdictions of Organization, Places of Business

Jurisdictions of Organization; Tax ID number

EQMI is organized under the laws of Ohio; 31-1307062

EQE is organized under the laws of Indiana; 03-0428413

Borrowers’ Chief Executive Office and Principal Place of Business

1800 Carillon Blvd., Cincinnati, Ohio 45240

Borrowers’ Offices or Locations Where any Collateral is Located

1.	Corporate Headquarters

1800 Carillon Blvd.

Cincinnati, Ohio 45240

Other

1)	3325 Chapel Hill Boulevard, Suite 250, Durham, North Carolina

2)	6825 SW 216th Street, Lynwood, Washington

3)	64090 NWY 1090, Pearl River, Louisiana

4)	2135 Schapelle Lane, Cincinnati, Ohio

5)	12721 Wolf Road, Geneseo, Illinois

6)	3400 Business Drive, Sacramento, California

7)	3959 Electric Road, Suite 175, Roanoke, VA

8)	4916 NE 100th, Portland, Oregon

9)	1800 Carillon Boulevard, Cincinnati, Ohio

10)	3400 179th Street, Suite 2, Hammond, Indiana

11)	3400 179th Street, Suite 1, Hammond, Indiana

The Borrowers work in various locations in the ordinary course of business and may transport equipment and inventory from one location to another.

Borrowers’ Registered Agent in Commonwealth of Kentucky, if applicable

Borrowers’ use National Registered Agent, Inc. for its registration needs in Kentucky.

SECURITY AGREEMENT

Exhibit 5.3

Intellectual Property

Trade Names, Assumed Names and Fictitious Names

A.	Currently in Use

EQ (Environmental Quality Management)

EQE (Environmental Quality Engineers)

EQM Technologies & Energy

Beacon Energy Texas

Beacon Energy Corp.

Agrifuel Terra Farms, LLC

Agrifuel BBD Holding Co., Inc.

Agrifuel United Biofuels, Co., Inc.

B.	Used during last five years but not Currently in Use

EQES (EQ – Slovakia)

Beacon Energy Holdings, Inc.

From time to time Borrowers conduct their business through joint ventures.

Assets Acquired in Bulk Transfer

None.

SECURITY AGREEMENT

Exhibit 5.4

Investment Property

None.

SECURITY AGREEMENT

Exhibit 5.5

Letter-of-Credit Rights

Borrowers are parties to a letter of credit with U.S. Bank, national association, in the amount of $2 million.

SECURITY AGREEMENT

Exhibit 5.6

Electronic Chattel Paper

None.

SECURITY AGREEMENT

Exhibit 5.7

Commercial Tort Claims

None.

SECURITY AGREEMENT

Exhibit 5.8

Instruments

The Borrowers have certain interests in the following instruments:

•	Beacon Noteholder Subordinated Notes

•	Additional Beacon Noteholder Subordinated Notes (including Additional Greber Convertible Subordinated Note)

•	December 2011 Beacon Noteholder Subordinated Notes

•	Certain Capital Leases

31-1307062			ENVIRONMENTAL QUALITY MANAGEMENT, INC. [ENVIRONMENTA]				11/14/2012
01/01/2012 - 12/31/2012			Asset List				9:49:13 AM

Sorted: General - location

S	System No.	System No.	Description	Date In Service	Category	Location	Tax Schedule

	549	549	FIELD EQUIPMENT	10/31/2006		CA	Other Depr #1 - Other Depreciation
	601	601	THALES MOBILEMAPPER GPS UNIT (Travis AFB Project)	10/31/2006		CA	Other Depr #1 - Other Depreciation
	620	620	Sacramento Office Server	10/31/2006		CA	Other Depr #1 - Other Depreciation
	629	629	Vacuum	10/31/2006		CA	Other Depr #1 - Other Depreciation
	671	671	PUMPS AND PARTS	3/21/2007		CA	Other Depr #1 - Other Depreciation

	730	730	(2) Lenovo Thinkpad Laptops	7/1/2008	Capital Lease	CA	Other Depr #1 - Other Depreciation

	746	746	Kyocera KM-3035 system	8/30/2008	Capital Lease	CA	Other Depr #1 - Other Depreciation
	786	786	Kyocera KM-3035 system (extended)	6/1/2010	Capital Lease	CA	Other Depr #1 - Other Depreciation

	716	716	Crystal Eyes Workstation for GIS	3/6/2008	HW	FL	Other Depr #1 - Other Depreciation

	312	312	PRESSURE WASHER	5/14/1999		IL	Other Depr #1 - Other Depreciation
	320	320	WACKER PT3A	11/9/1999		IL	Other Depr #1 - Other Depreciation
	398	398	PUMP/TRASH/3'	6/15/2000		IL	Other Depr #1 - Other Depreciation
	560	560	NIKRO MERCURY VACUUM	10/31/2006		IL	Other Depr #1 - Other Depreciation
	588	588	HOTSY MODEL 1260SS HOT HIGH PRESSURE WASHER	10/31/2006		IL	Other Depr #1 - Other Depreciation
	626	626	Sirius	10/31/2006		IL	Other Depr #1 - Other Depreciation

	693	693	Deere Gator Cart (gas) (6x4)	8/22/2008	ME	IL	Other Depr #1 - Other Depreciation

	753	753	Panasonic DP C264 w/ fax	1/1/2009	Capital Lease	IN	Other Depr #1 - Other Depreciation
	836	836	GSA - Office Equipment	5/20/2011	OE	IN	Other Depr #1 - Other Depreciation

	754	754	Wiring Project for EQM Hammond IN office for office Equipment	1/1/2009	LI	IN	Other Depr #1 - Other Depreciation
	785	785	Additional Receptacles for Hammond IN	1/1/2010	LI	IN	Other Depr #1 - Other Depreciation

	691	691	2008 Kaufman DTilt (1400 GVWR) Trailer	9/2/2008	ME	IN	Other Depr #1 - Other Depreciation
	750	750	Forklift - (#GC25K) Hammond In	4/24/2009	ME	IN	Other Depr #1 - Other Depreciation
	788	788	Boat Motor, Auto Reverse, 6 gal Tank, Fuel Lines, Battery	7/27/2010	ME	IN	Other Depr #1 - Other Depreciation
	837	837	GSA - Mobile Equipment	5/20/2011	ME	IN	Other Depr #1 - Other Depreciation

	835	835	GSA - Field Equipment	5/20/2011	FE	IN	Other Depr #1 - Other Depreciation

	831	831	GSA - Operational Gaseous Monitors	5/20/2011	ST	IN	Other Depr #1 - Other Depreciation
	832	832	GSA - Rolling Stock Less Test Equipment	5/20/2011	ST	IN	Other Depr #1 - Other Depreciation
	833	833	GSA - Gaseous Test Equipment	5/20/2011	ST	IN	Other Depr #1 - Other Depreciation
	834	834	GSA - Wet Test Method Equipment	5/20/2011	ST	IN	Other Depr #1 - Other Depreciation

	531	531	TRAILER	10/31/2006		LA	Other Depr #1 - Other Depreciation
	532	532	HANDHELD 2-WAY RADIOS	10/31/2006		LA	Other Depr #1 - Other Depreciation
	556	556	LCNT KEY PARTNER	1/30/2002		LA	Other Depr #1 - Other Depreciation
	559	559	SURVIVAIR PANTHER HP ANDNIKRO VACUUM	10/31/2006		LA	Other Depr #1 - Other Depreciation
	602	602	FIELD EQUIPMENT (for hurricane support)	10/31/2006		LA	Other Depr #1 - Other Depreciation

	735	735	(2) HP T8100 laptops	7/31/2008	Capital Lease	LA	Other Depr #1 - Other Depreciation

	696	696	17x3x8 Deckover Trailer (black)	10/29/2008	ME	LA	Other Depr #1 - Other Depreciation
	697	697	8x17x3 Deckover Trailer (black)	10/14/2008	ME	LA	Other Depr #1 - Other Depreciation

	313	313	HONDA TRASH PUMP	5/12/1999		MI	Other Depr #1 - Other Depreciation
	314	314	HONDA TRASH PUMP	5/21/1999		MI	Other Depr #1 - Other Depreciation
	315	315	FREIGHT	6/13/1999		MI	Other Depr #1 - Other Depreciation
	316	316	P/WASHER 2000	6/13/1999		MI	Other Depr #1 - Other Depreciation
	317	317	RADIO MODEMS	5/18/1999		MI	Other Depr #1 - Other Depreciation
	321	321	SCUBA GEER	10/31/2006		MI	Other Depr #1 - Other Depreciation
	323	323	SCUBA GEER	12/1/1999		MI	Other Depr #1 - Other Depreciation
	324	324	DATACABLE & SOFTWARE	12/1/1999		MI	Other Depr #1 - Other Depreciation
	548	548	AG-7673B TOWER, TRAY, AND CONTROLLER	10/31/2006		MI	Other Depr #1 - Other Depreciation
	578	578	TRASH PUMP	10/31/2006		MI	Other Depr #1 - Other Depreciation
	615	615	LAPTOP COMPUTER (Field)	10/31/2006		MI	Other Depr #1 - Other Depreciation

	394	394	GENERATOR	4/21/2000		MO	Other Depr #1 - Other Depreciation

31-1307062			ENVIRONMENTAL QUALITY MANAGEMENT, INC. [ENVIRONMENTA]				11/14/2012
01/01/2012 - 12/31/2012			Asset List				9:49:13 AM

Sorted: General - location

S	System No.	System No.	Description	Date In Service	Category	Location	Tax Schedule

	763	763	Environmental Analyzer / Alpha Gray (serial No: 10755)	10/2/2009	FE	MO	Other Depr #1 - Other Depreciation
	764	764	Environmental Analyzer / Alpha Gray (serial No: 10858)	10/2/2009	FE	MO	Other Depr #1 - Other Depreciation
	767	767	Environmental Analyzer/Alpha Gray (serial # 10024) & 1 Soil Stick & Blue Tooth	11/23/2009	FE	MO	Other Depr #1 - Other Depreciation
	768	768	Soil Sticks (2) (for analyzers # 10755 & 10858)	11/23/2009	FE	MO	Other Depr #1 - Other Depreciation
	769	769	GPS receiver, Bluetooth / PS - 3200 (for analyzers # 10755 & 10858)	11/23/2009	FE	MO	Other Depr #1 - Other Depreciation
	770	770	7000 Diesel, 9000 Gas, Compressor, Trash Pump, Power Washer, and Welder	12/10/2009	FE	MO	Other Depr #1 - Other Depreciation
	781	781	3'x8' Black Alturnamats Mat Pak (cleats on one side only) (SO # 19160)	1/13/2010	FE	MO	Other Depr #1 - Other Depreciation
	782	782	3'x8' Black Alturnamats Mat Pak (cleats on one side only) (SO # 19303)	1/25/2010	FE	MO	Other Depr #1 - Other Depreciation

	254	254	HORIBA U-10 WATER CHECKER - NORTH CAROLINA	9/30/1998		NC	Other Depr #1 - Other Depreciation
	255	255	WACKER TRASH PUMP - NORTH CAROLINA	8/24/1998		NC	Other Depr #1 - Other Depreciation
	257	257	99 STARCRAFT BOAT - NORTH CAROLINA	9/30/1998		NC	Other Depr #1 - Other Depreciation
	265	265	BUYOUT OF TELEPHONE AND VOICE MAIL - NORTH CAROLINA	7/9/1998		NC	Other Depr #1 - Other Depreciation
	291	291	2-WAY RADIO EQUIPMENT - NORTH CAROLINA	10/31/1998		NC	Other Depr #1 - Other Depreciation
	419	419	ADAPTER, TEMP. DEWPOINT PROBE	11/22/2000		NC	Other Depr #1 - Other Depreciation
	429	429	EMISSION TEST VEHICLE-NC	1/1/2001		NC	Other Depr #1 - Other Depreciation
	541	541	RICOH FACSIMILE	10/31/2006		NC	Other Depr #1 - Other Depreciation
	594	594	AUTOCAD (Cadre systems)	10/31/2006		NC	Other Depr #1 - Other Depreciation
	595	595	ULTRIUM AUTOLOADERr (Progressive Computer)	10/31/2006		NC	Other Depr #1 - Other Depreciation
	618	618	SERVER AND 3 DESKTOP COMPUTERS (Durham)	10/31/2006		NC	Other Depr #1 - Other Depreciation
	625	625	CD Duplicator	10/31/2006		NC	Other Depr #1 - Other Depreciation
	640	640	HP Plotter and Stand	11/15/2006		NC	Other Depr #1 - Other Depreciation
	670	670	HARTSTART DEFIBRILLATOR	1/15/2007		NC	Other Depr #1 - Other Depreciation

	699	699	Citrix Server, Proloant DL 320, etc.	1/1/2008	HW	NC	Other Depr #1 - Other Depreciation
	704	704	(3) HP Compaq Laptops 2.1 GHZ	7/3/2008	HW	NC	Other Depr #1 - Other Depreciation
	756	756	HP Compaq 2.1 GHz Laptop & related software & hardware	1/1/2009	HW	NC	Other Depr #1 - Other Depreciation
	757	757	(2) HP Compaq 2.26 GHZ Laptops & related software & hardware	1/1/2009	HW	NC	Other Depr #1 - Other Depreciation
	759	759	HP Compaq 2.1GHz Laptop, Proliant DL360, software & config	1/1/2009	HW	NC	Other Depr #1 - Other Depreciation
	761	761	(3) 300GB SAS 10 K Harddrives, Proliant DL360, & software	1/1/2009	HW	NC	Other Depr #1 - Other Depreciation

	715	715	(5) DC7800 C2D 2.33 ghz laptops	1/28/2008	HW	NC	Other Depr #1 - Other Depreciation
	717	717	HP Compaq 6710b C2D 2 Ghz laptop	4/7/2008	HW	NC	Other Depr #1 - Other Depreciation
	718	718	12000A Portable A/C	4/15/2008	HW	NC	Other Depr #1 - Other Depreciation
	719	719	(3) Monitors & 1 DC7800 SFF C2D 2.33 Ghz laptop and components	4/23/2008	HW	NC	Other Depr #1 - Other Depreciation
	721	721	(1) 6730B C2D 2.26 Ghz notebook laptop	11/11/2008	HW	NC	Other Depr #1 - Other Depreciation

	107	107	FIRE CABINET	10/31/2006	F	OH	Other Depr #1 - Other Depreciation
	109	109	FOUR CABINETS	10/31/2006	F	OH	Other Depr #1 - Other Depreciation
	135	135	FILE CABINET	10/31/2006	F	OH	Other Depr #1 - Other Depreciation
	231	231	TEN EXECUTIVE CHAIRS	10/31/2006		OH	Other Depr #1 - Other Depreciation
	235	235	FORKLIFT	10/31/2006		OH	Other Depr #1 - Other Depreciation
	237	237	ARTWORK	10/31/2006		OH	Other Depr #1 - Other Depreciation
	238	238	FIXTURE	10/31/2006		OH	Other Depr #1 - Other Depreciation
	239	239	FILE DRAWERS, TABLE AND BASE	10/31/2006		OH	Other Depr #1 - Other Depreciation
	240	240	SHELVING AND POWER PANELS	10/31/2006		OH	Other Depr #1 - Other Depreciation
	241	241	TABLES AND CHAIRS	10/31/2006		OH	Other Depr #1 - Other Depreciation
	242	242	SHELVING, CABINETS, WALL FIXTURES	10/31/2006		OH	Other Depr #1 - Other Depreciation
	247	247	HONDA GENERATOR	10/31/2006		OH	Other Depr #1 - Other Depreciation
	249	249	DETECTOR 100 (1180) & DETECTOR 200 (1290)	10/31/2006		OH	Other Depr #1 - Other Depreciation
	250	250	HORIBA U-10	6/30/1998		OH	Other Depr #1 - Other Depreciation
	251	251	HINGED CUTTERS	6/30/1998		OH	Other Depr #1 - Other Depreciation
	252	252	NMQP 301TH PUMP 3" TRASH	7/31/1998		OH	Other Depr #1 - Other Depreciation
	253	253	WATER TREATMENT SYSTEM COMPONENTS	8/12/1998		OH	Other Depr #1 - Other Depreciation
	256	256	LRP W/SITELINK CONTROL SYS W/LAPTOP IN PANEL, AIRSTRIPPER, OIL & WATER	8/12/1998		OH	Other Depr #1 - Other Depreciation
	258	258	METER, COUPLINGS, PAINT FOR WATER TREATMENT SYSTEM	10/31/1998		OH	Other Depr #1 - Other Depreciation

31-1307062			ENVIRONMENTAL QUALITY MANAGEMENT, INC. [ENVIRONMENTA]				11/14/2012
01/01/2012 - 12/31/2012			Asset List				9:49:13 AM

Sorted: General - location

S	System No.	System No.	Description	Date In Service	Category	Location	Tax Schedule

	259	259	METERING PUMP, NC-122 BAG FILTERS	10/31/1998		OH	Other Depr #1 - Other Depreciation
	260	260	MOTOR CONTRACTOR OF TRANSFORMER - PART OF WATER SYSTEM	10/31/1998		OH	Other Depr #1 - Other Depreciation
	261	261	AIR STRIPPER TRAY, AIR HOSE, EXT PADS	11/23/1998		OH	Other Depr #1 - Other Depreciation
	264	264	C WARE PC PACKAGE - VOICE MAIL	3/31/1998		OH	Other Depr #1 - Other Depreciation
	266	266	IN FOCUS LP725 PROJECTOR W/TRAVEL CASE	12/15/1998		OH	Other Depr #1 - Other Depreciation
	309	309	309-XL WITH ACCESSORIES	1/12/1999		OH	Other Depr #1 - Other Depreciation
	310	310	BREATHING TANKS	5/14/1999		OH	Other Depr #1 - Other Depreciation
	318	318	GAS MONITOR	11/30/1999		OH	Other Depr #1 - Other Depreciation
	319	319	10000 WATT GENERATOR	11/18/1999		OH	Other Depr #1 - Other Depreciation
	322	322	EXPLOSION PROOF BLOWER	10/31/2006		OH	Other Depr #1 - Other Depreciation
	361	361	TRAILER	10/31/2006		OH	Other Depr #1 - Other Depreciation
	363	363	WASHDOWN SYSTEM	8/25/2000		OH	Other Depr #1 - Other Depreciation
	365	365	1996 FORD FLATBED TRUCK	9/7/2000		OH	Other Depr #1 - Other Depreciation
	366	366	GOLF CART	10/3/2000		OH	Other Depr #1 - Other Depreciation
	383	383	POWERLITE PROJECTOR	10/31/2000		OH	Other Depr #1 - Other Depreciation
	386	386	4 GAS DETECTORS	1/30/2000		OH	Other Depr #1 - Other Depreciation
	396	396	MERCURY RECOVERY UNIT	4/26/2000		OH	Other Depr #1 - Other Depreciation
	401	401	10 PLY OMEGA TI TIRES	8/9/2000		OH	Other Depr #1 - Other Depreciation
	402	402	SERIES TRACKS	8/9/2000		OH	Other Depr #1 - Other Depreciation
	410	410	VARIOUS FIXTURES	10/31/2006		OH	Other Depr #1 - Other Depreciation
	416	416	TRAILER	11/27/2000		OH	Other Depr #1 - Other Depreciation
	421	421	TRASH PUMP	12/4/2000		OH	Other Depr #1 - Other Depreciation
	426	426	CONSOLE, ORSAT, ENCLPUMP, AND EQUIPMENT	12/20/2000		OH	Other Depr #1 - Other Depreciation
	427	427	NOZZLES	12/20/2000		OH	Other Depr #1 - Other Depreciation
	430	430	1995 F-800	2/26/2001		OH	Other Depr #1 - Other Depreciation
	431	431	F-800 LIFTGATE	2/26/2001		OH	Other Depr #1 - Other Depreciation
	449	449	CANON FAX LC3170 CANON FAX PAPER FEEDER	1/31/2001		OH	Other Depr #1 - Other Depreciation
	455	455	SARTORIOUS BALANCE	3/5/2001		OH	Other Depr #1 - Other Depreciation
	456	456	FIELD EQUIPMENT	5/31/2001		OH	Other Depr #1 - Other Depreciation
	457	457	4 100'HEATED SAMPLE LINE 5 50' HEATED LINE	1/22/2001		OH	Other Depr #1 - Other Depreciation
	458	458	FOUR GALLON HEPA VACS	10/31/2006		OH	Other Depr #1 - Other Depreciation
	459	459	SOURCE TESTING EQUIPMENT	1/1/2001		OH	Other Depr #1 - Other Depreciation
	460	460	ORSAT ANALYZER	1/22/2001		OH	Other Depr #1 - Other Depreciation
	461	461	YOKOGAWA PORTABLE CHART RECORDER 3057	2/22/2001		OH	Other Depr #1 - Other Depreciation
	462	462	EMISSION TEST EQUIPMENT	3/28/2001		OH	Other Depr #1 - Other Depreciation
	463	463	STACK TEST ANALYZERS	4/11/2001		OH	Other Depr #1 - Other Depreciation
	464	464	DATA SHUTTLE A/D CONVERTER	4/2/2001		OH	Other Depr #1 - Other Depreciation
	465	465	STRATA DATA ACQUISTION	4/2/2001		OH	Other Depr #1 - Other Depreciation
	466	466	JUM HYDROCARBON ANALYZER 109A-FID	4/16/2001		OH	Other Depr #1 - Other Depreciation
	467	467	THERMO ENVIRONMENTAL 42C NOX ANALYZER	4/24/2001		OH	Other Depr #1 - Other Depreciation
	468	468	SOURCE TESTING EQUIPMENT	1/1/2001		OH	Other Depr #1 - Other Depreciation
	469	469	SERVOMEX 02/C02 ANALYZER	4/11/2001		OH	Other Depr #1 - Other Depreciation
	470	470	SOURCE TESTING EQUIPMENT	5/29/2001		OH	Other Depr #1 - Other Depreciation
	471	471	SOURCE TESTING EQUIPMENT	6/25/2001		OH	Other Depr #1 - Other Depreciation
	472	472	SOURCE TESTING EQUIPMENT	1/1/2001		OH	Other Depr #1 - Other Depreciation
	473	473	SOURCE TESTING EQUIPMENT	1/1/2001		OH	Other Depr #1 - Other Depreciation
	474	474	SOURCE TESTING EQUIPMENT	6/4/2001		OH	Other Depr #1 - Other Depreciation
	475	475	SOURCE TESTING EQUIPMENT	1/1/2001		OH	Other Depr #1 - Other Depreciation
	476	476	CEM SYSTEM	1/1/2001		OH	Other Depr #1 - Other Depreciation
	478	478	CERAMIC STIRHOTPLATE	1/8/2001		OH	Other Depr #1 - Other Depreciation
	479	479	MANOMETER	1/1/2001		OH	Other Depr #1 - Other Depreciation
	480	480	DGM METER	1/1/2001		OH	Other Depr #1 - Other Depreciation
	513	513	1998 INTL 4700 FLATBED	10/31/2006		OH	Other Depr #1 - Other Depreciation

31-1307062			ENVIRONMENTAL QUALITY MANAGEMENT, INC. [ENVIRONMENTA]				11/14/2012
01/01/2012 - 12/31/2012			Asset List				9:49:13 AM

Sorted: General - location

S	System No.	System No.	Description	Date In Service	Category	Location	Tax Schedule

	515	515	LANDSCAPE TRAILER	10/31/2006		OH	Other Depr #1 - Other Depreciation
	524	524	2002 CHEVY SILVERADO C1500	10/31/2006		OH	Other Depr #1 - Other Depreciation
	525	525	UTILITY TRAILER	10/31/2006		OH	Other Depr #1 - Other Depreciation
	533	533	WAREHOUSE EQUIPMENT	10/31/2006		OH	Other Depr #1 - Other Depreciation
	534	534	10" TRASH PUMP AND HOSE	10/31/2006		OH	Other Depr #1 - Other Depreciation
	535	535	412 FUSION MACHINE	10/31/2006		OH	Other Depr #1 - Other Depreciation
	536	536	2 PUMP KITS, AIRCHEK 52	10/31/2006		OH	Other Depr #1 - Other Depreciation
	537	537	ARTICULATING BORESCOPE	10/31/2006		OH	Other Depr #1 - Other Depreciation
	538	538	HOT WTR SKID W/ ELECTRICAL START	10/31/2006		OH	Other Depr #1 - Other Depreciation
	539	539	SHADES (MOTORIZED)	10/31/2006		OH	Other Depr #1 - Other Depreciation
	543	543	DUPLO DF-520 FOLDER	10/31/2006		OH	Other Depr #1 - Other Depreciation
	544	544	SHELVING	10/31/2006		OH	Other Depr #1 - Other Depreciation
	545	545	FLAMESAFE VERTICAL FILE	10/31/2006		OH	Other Depr #1 - Other Depreciation
	546	546	COMPUTER CARREL	10/31/2006		OH	Other Depr #1 - Other Depreciation
	547	547	EXPLOSION PROOF BLOWER	10/31/2006		OH	Other Depr #1 - Other Depreciation
	550	550	HANDHELD IAQ METER	10/31/2006		OH	Other Depr #1 - Other Depreciation
	551	551	AIRCHEK 2000	10/31/2006		OH	Other Depr #1 - Other Depreciation
	552	552	SOURCE TESTING EQUIPMENT	10/31/2006		OH	Other Depr #1 - Other Depreciation
	554	554	EMISSION MEASURING EQUIPMENT	10/31/2006		OH	Other Depr #1 - Other Depreciation
	557	557	BLACKTOP INSTALLATION	4/9/2002		OH	Other Depr #1 - Other Depreciation
	561	561	UTILITY TRAILER	3/4/2003		OH	Other Depr #1 - Other Depreciation
	574	574	FURNITURE AND FIXTURES	10/31/2006		OH	Other Depr #1 - Other Depreciation
	575	575	BOOKCASE AND DESK	10/31/2006		OH	Other Depr #1 - Other Depreciation
	576	576	VERTICAL FILE	10/31/2006		OH	Other Depr #1 - Other Depreciation
	577	577	ACC KIT	10/31/2006		OH	Other Depr #1 - Other Depreciation
	584	584	42C NOX ANALYZER, 48C CO A -- BALDWIN GAS CONDITIONER	10/31/2006		OH	Other Depr #1 - Other Depreciation
	585	585	42C NOX ANALYZER, 48C CO A	10/31/2006		OH	Other Depr #1 - Other Depreciation
	586	586	6 X 12 TRAILER	10/31/2006		OH	Other Depr #1 - Other Depreciation
	587	587	MULTI GAS EXTRACTOR	10/31/2006		OH	Other Depr #1 - Other Depreciation
	590	590	TECO 48C ANALYZER	10/31/2006		OH	Other Depr #1 - Other Depreciation
	591	591	1440D GAS ANALYZER	10/31/2006		OH	Other Depr #1 - Other Depreciation
	593	593	WEB SERVER (Ascus Micro)	10/31/2006		OH	Other Depr #1 - Other Depreciation
	597	597	IRAP-H VIEW PACKAGE	10/31/2006		OH	Other Depr #1 - Other Depreciation
	598	598	10T TRAILER (Smith Trailers)	10/31/2006		OH	Other Depr #1 - Other Depreciation
	599	599	TOSHIBA TECRA NOTEBOOK (Ascus Micro)	10/31/2006		OH	Other Depr #1 - Other Depreciation
	600	600	TOSHIBA TECRA NOTEBOOK - FIELD (Ascus Micro)	10/31/2006		OH	Other Depr #1 - Other Depreciation
	603	603	2002 DODGE RAM PICKUP (used)	10/31/2006		OH	Other Depr #1 - Other Depreciation
	605	605	CARGO TRAILERS (Laurie Telin)	10/31/2006		OH	Other Depr #1 - Other Depreciation
	606	606	THINKPAD T43 1875-DMU NOTEBOOK	10/31/2006		OH	Other Depr #1 - Other Depreciation
	607	607	COMPUTER SOFTWARE (Deltek)	10/31/2006		OH	Other Depr #1 - Other Depreciation
	608	608	THINKPAD T43 1875-DMU NOTEBOOK	10/31/2006		OH	Other Depr #1 - Other Depreciation
	609	609	SOUND PRO DLX-1-1/3 (Quest)	10/31/2006		OH	Other Depr #1 - Other Depreciation
	610	610	COMPUTER SOFTWARE (Office Depot)	10/31/2006		OH	Other Depr #1 - Other Depreciation
	611	611	VPN HARDWARE AND SOFTWARE	10/31/2006		OH	Other Depr #1 - Other Depreciation
	612	612	SECURITY SYSTEM UPGRADES	10/31/2006		OH	Other Depr #1 - Other Depreciation
	613	613	COMPUTERS (Ascus Micro)	10/31/2006		OH	Other Depr #1 - Other Depreciation
	614	614	DISPLAY BOOTH (for trade shows)	10/31/2006		OH	Other Depr #1 - Other Depreciation
	616	616	COMPUTER (Field)	10/31/2006		OH	Other Depr #1 - Other Depreciation
	617	617	LAPTOP COMPUTERS (Field)	10/31/2006		OH	Other Depr #1 - Other Depreciation
	622	622	Loan Expenses	11/1/2006		OH	Other Depr #1 - Other Depreciation
	623	623	Four Lenovo Thinkpad T43 Notebooks	10/31/2006		OH	Other Depr #1 - Other Depreciation
	624	624	Lenovo Think Pad, mouse and software	10/31/2006		OH	Other Depr #1 - Other Depreciation
	627	627	Geo Probe	10/31/2006		OH	Other Depr #1 - Other Depreciation

31-1307062			ENVIRONMENTAL QUALITY MANAGEMENT, INC. [ENVIRONMENTA]				11/14/2012
01/01/2012 - 12/31/2012			Asset List				9:49:13 AM

Sorted: General - location

S	System No.	System No.	Description	Date In Service	Category	Location	Tax Schedule

	630	630	EZ Go St 4 X 4 Utility Vehicle	10/31/2006		OH	Other Depr #1 - Other Depreciation
	632	632	Lenovo Thinkpad T 43 2687	8/11/2006		OH	Other Depr #1 - Other Depreciation
	633	633	Lenovo Thinkpad T43 1871 (w/ Accessories)	10/31/2006		OH	Other Depr #1 - Other Depreciation
	634	634	(4) - Dell Inspiron 6400	10/31/2006		OH	Other Depr #1 - Other Depreciation
	635	635	(5) - Lenovo Thinkpad T43	10/31/2006		OH	Other Depr #1 - Other Depreciation
	636	636	HP Proliant Server (Deltek)	10/31/2006		OH	Other Depr #1 - Other Depreciation
	637	637	(4) - Lenovo Thinkpad T43 2687	10/31/2006		OH	Other Depr #1 - Other Depreciation
	638	638	(1) - Panasonic Toughbook	9/15/2006		OH	Other Depr #1 - Other Depreciation
	639	639	(1) - Panasonic Toughbook (Bizco)	10/31/2006		OH	Other Depr #1 - Other Depreciation
	641	641	(4) - Lenovo Thinkpad T60 2007	11/13/2006		OH	Other Depr #1 - Other Depreciation
	642	642	(2) - Microsoft SQL Server 2005	10/31/2006		OH	Other Depr #1 - Other Depreciation
	643	643	ACT! Software (Design, Installation, Conf)	11/2/2006		OH	Other Depr #1 - Other Depreciation
	645	645	Deltek Time Collection	10/31/2006		OH	Other Depr #1 - Other Depreciation
	646	646	Deltek Time Collection	10/31/2006		OH	Other Depr #1 - Other Depreciation
	647	647	(2) - Panasonic Toughbook	10/31/2006		OH	Other Depr #1 - Other Depreciation
	648	648	(4) - Lenovo Thinkpad T43 2687	10/31/2006		OH	Other Depr #1 - Other Depreciation
	649	649	(4) - Lenovo Thinkpad T43 2687	10/31/2006		OH	Other Depr #1 - Other Depreciation
	650	650	Plotter HP 800	10/31/2006		OH	Other Depr #1 - Other Depreciation
	651	651	1995 CHEVY KODIAK	2/13/2007		OH	Other Depr #1 - Other Depreciation
	655	655	IBM Intellistation 621761U	11/20/2006		OH	Other Depr #1 - Other Depreciation
	656	656	(3) - Dell Inspiron 6400 Laptops	11/20/2006		OH	Other Depr #1 - Other Depreciation
	657	657	(2) - Dell Inspiron 6400 Notebooks	11/20/2006		OH	Other Depr #1 - Other Depreciation
	658	658	Proliant DL360 G4P Xeon	11/15/2006		OH	Other Depr #1 - Other Depreciation
	659	659	Lenovo Thinkpads T60 2007N	12/15/2006		OH	Other Depr #1 - Other Depreciation
	660	660	Deltek Time Collection	11/27/2006		OH	Other Depr #1 - Other Depreciation
	661	661	ACT! Prem f/Wkg 2007 (ST) Corp Lic	12/8/2006		OH	Other Depr #1 - Other Depreciation
	662	662	TRAVEL TRAILER	3/15/2007		OH	Other Depr #1 - Other Depreciation
	663	663	Oil Water Interface - Geotechnical Services, Inc.	12/15/2006		OH	Other Depr #1 - Other Depreciation
	664	664	SONY AIT LIBRARY	2/6/2007		OH	Other Depr #1 - Other Depreciation
	665	665	Lenovo Thinkpads and Dell Inspiron Computers	10/31/2006		OH	Other Depr #1 - Other Depreciation
	666	666	Map Scanner	10/31/2006		OH	Other Depr #1 - Other Depreciation
	667	667	OFFICE FURNITURE	6/15/2007		OH	Other Depr #1 - Other Depreciation
	669	669	OFFICE FURNITURE	11/14/2007		OH	Other Depr #1 - Other Depreciation
	673	673	HEATED SAMPLE LINE	8/7/2007		OH	Other Depr #1 - Other Depreciation
	674	674	4 LENOVO THINKPAD T60	1/15/2007		OH	Other Depr #1 - Other Depreciation
	676	676	7KW GENERATOR	1/8/2007		OH	Other Depr #1 - Other Depreciation
	677	677	2-TON DUCTLESS SPLIT -IT ROOM	10/19/2007		OH	Other Depr #1 - Other Depreciation
	683	683	MS OFFICE 2003 PRO	1/15/2007		OH	Other Depr #1 - Other Depreciation
	685	685	COMPUTER HARDWARE	1/15/2007		OH	Other Depr #1 - Other Depreciation
	686	686	BATTERY CHARGER	2/13/2007		OH	Other Depr #1 - Other Depreciation
	689	689	USB DISKETTE DRIVES & SOFTWARE	2/13/2007		OH	Other Depr #1 - Other Depreciation
	694	694	LENOVO THINKPAD T60	2/13/2007		OH	Other Depr #1 - Other Depreciation
	702	702	LENOVO THINKPAD T60	2/13/2007		OH	Other Depr #1 - Other Depreciation
	711	711	LENOVO THINKPAD T60	3/15/2007		OH	Other Depr #1 - Other Depreciation
	722	722	TOUGHBOOK CF-19 NOTEBOOK	4/13/2007		OH	Other Depr #1 - Other Depreciation
	727	727	LENOVO THINKPAD T60 & RELATED SOFTWARE	4/24/2007		OH	Other Depr #1 - Other Depreciation
	734	734	3 LENOVO THINKPAD A55 & RELATED SOFTWARE	5/21/2007		OH	Other Depr #1 - Other Depreciation
	743	743	4 LENOVO THINKPAD T60P	8/6/2007		OH	Other Depr #1 - Other Depreciation
	744	744	LENOVO THINKPAD T60	8/15/2007		OH	Other Depr #1 - Other Depreciation
	745	745	4 LENOVO THINKPAD T60	8/31/2007		OH	Other Depr #1 - Other Depreciation
	748	748	EQE goodwill - acquisition	8/31/2008	Intangible Assets	OH	Other Depr #1 - Other Depreciation
	749	749	LENOVO THINKPAD T60P	9/14/2007		OH	Other Depr #1 - Other Depreciation
	760	760	3 LENOVO THINKPAD T60P	11/15/2007		OH	Other Depr #1 - Other Depreciation

31-1307062			ENVIRONMENTAL QUALITY MANAGEMENT, INC. [ENVIRONMENTA]				11/14/2012
01/01/2012 - 12/31/2012			Asset List				9:49:13 AM

Sorted: General - location

S	System No.	System No.	Description	Date In Service	Category	Location	Tax Schedule

	765	765	LACIE 250 GB EXTERNAL USB	2/13/2007		OH	Other Depr #1 - Other Depreciation
	783	783	EQM goodwill	10/31/2006	Intangible Assets	OH	Other Depr #1 - Other Depreciation

	592	592	12199.0129 LOUISVILLE MARC	8/23/2004	Intangible Assets	OH	Other Depr #1 - Other Depreciation
	652	652	012199.0188-REGION 6 ERRS PROPOSAL	12/5/2006	Intangible Assets	OH	Other Depr #1 - Other Depreciation
	653	653	012199.0193- REGION 9 ERRS PROPOSAL	11/19/2006	Intangible Assets	OH	Other Depr #1 - Other Depreciation
	654	654	012199.0194- REGION 10 ERRS PROPOSAL	12/5/2006	Intangible Assets	OH	Other Depr #1 - Other Depreciation
	681	681	ERRS REGION 5 PROPOSAL	2/28/2007	Intangible Assets	OH	Other Depr #1 - Other Depreciation
	682	682	NOLA ACI	12/1/2007	Intangible Assets	OH	Other Depr #1 - Other Depreciation

	737	737	Stanley Custom Welded Boat, Yamaha 150 HP motor and Load Rite trailer	10/16/2008	ME	OH	Other Depr #1 - Other Depreciation

	698	698	Office Desktop and accessories	1/12/2008	HW	OH	Other Depr #1 - Other Depreciation
	701	701	Canon Powershot A650 IS 12.1 MP	3/20/2008	HW	OH	Other Depr #1 - Other Depreciation
	703	703	(2) Netgear 24pt Gig L2 Managed	5/12/2008	HW	OH	Other Depr #1 - Other Depreciation
	723	723	5 lenovo thinkpad laptop computers	1/1/2008	Capital Lease	OH	Other Depr #1 - Other Depreciation
	725	725	(7) Intel Core Duo Laptops and (7) 17" display screens	1/1/2008	Capital Lease	OH	Other Depr #1 - Other Depreciation
	726	726	(3) LVO T8100 Laptops and related software	3/19/2008	Capital Lease	OH	Other Depr #1 - Other Depreciation
	728	728	(2) Lenovo Thinkpad Laptops	7/1/2008	Capital Lease	OH	Other Depr #1 - Other Depreciation
	731	731	Mail Server and New Forma Server	6/9/2008	Capital Lease	OH	Other Depr #1 - Other Depreciation
	732	732	(2) HP T8100 laptops	7/31/2008	Capital Lease	OH	Other Depr #1 - Other Depreciation
	736	736	(3) HP 6710B Laptops	10/17/2008	Capital Lease	OH	Other Depr #1 - Other Depreciation
	752	752	Netgear Ready NAS Pro 3TB 6-Bay Nas & 3 Laptops and software	4/1/2009	Capital Lease	OH	Other Depr #1 - Other Depreciation
	762	762	Computer Hardware (200) (CDW) CA THRT MGR 100-249U VMR1	5/11/2009	HW	OH	Other Depr #1 - Other Depreciation
	780	780	STRATA Real Time/Ethernet Network Module (HA8289224) & Accesories	3/23/2010	HW	OH	Other Depr #1 - Other Depreciation
	813	813	2 Computers - 1 HP SB 4520S and 1 HP SB 6550B	2/10/2011	HW	OH	Other Depr #1 - Other Depreciation
	814	814	5 Computers - HP SB 6550B	3/3/2011	HW	OH	Other Depr #1 - Other Depreciation
	826	826	5 Computers - HP SB 6550B and External Hard Drives	4/15/2011	HW	OH	Other Depr #1 - Other Depreciation
	827	827	Firewall for Cincinnati Office	4/1/2011	HW	OH	Other Depr #1 - Other Depreciation
	829	829	5 Computers - HP SB 6550B and External Hard Drives	5/13/2011	HW	OH	Other Depr #1 - Other Depreciation
	830	830	Server for Costpoint Enterprise Reporting System	5/16/2011	HW	OH	Other Depr #1 - Other Depreciation
	844	844	6 Computers & 2 Monitors (3- HP SB 6550B & 3- HP SB 3130)	6/23/2011	HW	OH	Other Depr #1 - Other Depreciation
	845	845	8 laptops ( HP SB 6550B 15-460M 320GB 4GB W7p) 10 Office and 10 Adobe	7/15/2011	HW	OH	Other Depr #1 - Other Depreciation
	847	847	8 Laptops (HP SB 6560B 15-2410M 320GB 4GB W7P D)	8/25/2011	HW	OH	Other Depr #1 - Other Depreciation
	862	862	Network Switches	3/6/2012	HW	OH	Other Depr #1 - Other Depreciation
	863	863	File Server	3/13/2012	HW	OH	Other Depr #1 - Other Depreciation
	864	864	Laptop Computers	4/12/2012	HW	OH	Other Depr #1 - Other Depreciation
	875	875	HP Probook 646B Notebook PC	6/7/2012	HW	OH	Other Depr #1 - Other Depreciation
	877	877	HP Probook 4430s Notebook PC (Qty 10)	8/31/2012	HW	OH	Other Depr #1 - Other Depreciation

	705	705	CATM-8103MIGEC4IQ2 (200 users)	6/5/2008	SW	OH	Other Depr #1 - Other Depreciation
	784	784	Cyber Train Software (300 users)	3/30/2010	SW	OH	Other Depr #1 - Other Depreciation
	815	815	MS MBL Office Pro Plus 2010 (5 users)	2/10/2011	SW	OH	Other Depr #1 - Other Depreciation
	816	816	AVL Acrobat 10 (5 users)	2/10/2011	SW	OH	Other Depr #1 - Other Depreciation
	817	817	AVL Acrobat 10 (10 users)	3/3/2011	SW	OH	Other Depr #1 - Other Depreciation
	820	820	MSMBL SQL - Software for Cybertrain System	3/23/2011	SW	OH	Other Depr #1 - Other Depreciation
	828	828	MS MBL Office Pro Plus 2010 (10 users)	5/16/2011	SW	OH	Other Depr #1 - Other Depreciation
	839	839	Costpoint Enterprise Reporting System	5/23/2011	SW	OH	Other Depr #1 - Other Depreciation
	840	840	Costpoint Expense Module	5/23/2011	SW	OH	Other Depr #1 - Other Depreciation
	841	841	Trend Micro - Antivirus Software	6/9/2011	SW	OH	Other Depr #1 - Other Depreciation
	842	842	AVL Acrobat 10 (5 users)	6/25/2011	SW	OH	Other Depr #1 - Other Depreciation
	843	843	MS MBL Office Pro Plus 2010 (5 users)	6/25/2011	SW	OH	Other Depr #1 - Other Depreciation
	846	846	MS MBL Project 2010	8/12/2011	SW	OH	Other Depr #1 - Other Depreciation
	848	848	MS MBL Office Pro Plus 2010	8/26/2011	SW	OH	Other Depr #1 - Other Depreciation
	849	849	AVL Acrobat 10 WIN L2	8/27/2011	SW	OH	Other Depr #1 - Other Depreciation
	861	861	Sonicwall Firewall	3/6/2012	SW	OH	Other Depr #1 - Other Depreciation

31-1307062			ENVIRONMENTAL QUALITY MANAGEMENT, INC. [ENVIRONMENTA]				11/14/2012
01/01/2012 - 12/31/2012			Asset List				9:49:13 AM

Sorted: General - location

S	System No.	System No.	Description	Date In Service	Category	Location	Tax Schedule

	868	868	Water Cad/Auto Cad	5/15/2012	SW	OH	Other Depr #1 - Other Depreciation

	724	724	Telephone system hardware and software ( Avaya 8500 model upgrade)	1/1/2008	Capital Lease	OH	Other Depr #1 - Other Depreciation
	738	738	Pitney Bowes Postage Meter	11/1/2008	Capital Lease	OH	Other Depr #1 - Other Depreciation
	739	739	RICOH Copier Pro 906 ex	12/18/2008	Capital Lease	OH	Other Depr #1 - Other Depreciation
	740	740	MP 4000 SP Copier	8/28/2008	Capital Lease	OH	Other Depr #1 - Other Depreciation
	741	741	Ikon BP 550C Copier	6/18/2008	Capital Lease	OH	Other Depr #1 - Other Depreciation
	789	789	RICOH MP6001	10/1/2010	Capital Lease	OH	Other Depr #1 - Other Depreciation
	790	790	RICOH MPC4000 #1	10/1/2010	Capital Lease	OH	Other Depr #1 - Other Depreciation
	791	791	RICOH MPC4000 #2	10/1/2010	Capital Lease	OH	Other Depr #1 - Other Depreciation
D	809	809	Xerox 7545 Office Finisher, Fax	1/31/2011	Capital Lease	OH	Other Depr #1 - Other Depreciation

	795	795	Occupancy Light Sensors	12/15/2010	LI	OH	Other Depr #1 - Other Depreciation

	755	755	WERC 09 AFCEE (FA8903-09-D-8564)	9/25/2009	Intangible Assets	OH	Other Depr #1 - Other Depreciation
	797	797	SATOC Task Order WPAFB, OH (30283.1002 & .0010)	2/11/2010	Intangible Assets	OH	Other Depr #1 - Other Depreciation
	798	798	SATOC Task Order Beale AFB, CA (30283.0011)	6/24/2010	Intangible Assets	OH	Other Depr #1 - Other Depreciation
	799	799	SATOC Task Order Buckley AFB, CO (30283.0012)	6/30/2010	Intangible Assets	OH	Other Depr #1 - Other Depreciation
	800	800	SATOC Task Order WPAFB, OH (30283.1003)	8/25/2010	Intangible Assets	OH	Other Depr #1 - Other Depreciation
	801	801	SATOC Task Order Offutt AFB, NE (30283.0013)	9/13/2010	Intangible Assets	OH	Other Depr #1 - Other Depreciation
	802	802	SATOC Task Order Randolph AFB, TX (30283.0015)	9/24/2010	Intangible Assets	OH	Other Depr #1 - Other Depreciation
	803	803	SATOC Task Order USAFA, CO (30283.1004)	9/24/2010	Intangible Assets	OH	Other Depr #1 - Other Depreciation
	804	804	SATOC Task Order Offutt AFB, NE (30283.0014)	9/14/2010	Intangible Assets	OH	Other Depr #1 - Other Depreciation
	805	805	SATOC Task Order Tinker AFB, OK (30283.0017)	9/30/2010	Intangible Assets	OH	Other Depr #1 - Other Depreciation
	806	806	SATOC Task Order Dobbins ARB, GA (30283.0016)	9/27/2010	Intangible Assets	OH	Other Depr #1 - Other Depreciation
	851	851	GLNPO (Contract N40083-11-D-0030)	8/23/2011	Intangible Assets	OH	Other Depr #1 - Other Depreciation
	852	852	NAVFAC Midwest (039001)	9/27/2011	Intangible Assets	OH	Other Depr #1 - Other Depreciation
	854	854	GSA Ravenna (030174.0016.001)	8/3/2011	Intangible Assets	OH	Other Depr #1 - Other Depreciation
	870	870	Region 9 ERRS (Contract EP-S9-12-01)	4/17/2012	Intangible Assets	OH	Other Depr #1 - Other Depreciation
	871	871	Vanderberg-Fire Bldg 1119	1/1/2012	Intangible Assets	OH	Other Depr #1 - Other Depreciation
	872	872	Vanderberg-Fire Bldg 8425	1/1/2012	Intangible Assets	OH	Other Depr #1 - Other Depreciation
	873	873	Charleston DFSP SC RPR	1/1/2012	Intangible Assets	OH	Other Depr #1 - Other Depreciation
	874	874	Sheboygan Harbor Dredging	7/5/2012	Intangible Assets	OH	Other Depr #1 - Other Depreciation
	880	880	Reg 7 Oronogo Duenweg	9/27/2012	Intangible Assets	OH	Other Depr #1 - Other Depreciation

	713	713	Loan fees for Restructure of US Bank LOC	11/30/2008	Intangible Assets	OH	Other Depr #1 - Other Depreciation
	751	751	Loan fees for Restructure of US Bank LOC - 3rd Admendment	2/10/2009	Intangible Assets	OH	Other Depr #1 - Other Depreciation
	810	810	Loan fees for Restructure of US Bank LOC - 4th Admendment	1/1/2011	Intangible Assets	OH	Other Depr #1 - Other Depreciation
	811	811	Loan fees for Restructure of US Bank LOC - 5th Admendment	2/7/2011	Intangible Assets	OH	Other Depr #1 - Other Depreciation
	812	812	Loan fees for Restructure of US Bank LOC - 4th Admendment	2/15/2011	Intangible Assets	OH	Other Depr #1 - Other Depreciation
	823	823	Loan fees for Restructure of US Bank LOC - 5th Admendment	2/15/2011	Intangible Assets	OH	Other Depr #1 - Other Depreciation
	824	824	Loan fees for Restructure of US Bank LOC - 6th Admendment	3/1/2011	Intangible Assets	OH	Other Depr #1 - Other Depreciation
	825	825	Loan fees for Restructure of US Bank LOC - 6th Admendment	3/15/2011	Intangible Assets	OH	Other Depr #1 - Other Depreciation
	853	853	Loan fees for Restructure of US Bank LOC - 7th Admendment	2/1/2012	Intangible Assets	OH	Other Depr #1 - Other Depreciation
	855	855	Financing fees for Fall 2011 Notes (Private Placement)	12/31/2011	Intangible Assets	OH	Other Depr #1 - Other Depreciation
	856	856	Loan fees for Restructure of US Bank LOC - 8th & 9th Admendment	2/1/2012	Intangible Assets	OH	Other Depr #1 - Other Depreciation
	857	857	Loan fees for Restructure of US Bank LOC - Closing Fee	2/1/2012	Intangible Assets	OH	Other Depr #1 - Other Depreciation
	858	858	Loan fees for Restructure of US Bank LOC - 10th Admendment	2/1/2012	Intangible Assets	OH	Other Depr #1 - Other Depreciation
	859	859	Loan fees for Restructure of US Bank LOC - 9th Admendment	2/1/2012	Intangible Assets	OH	Other Depr #1 - Other Depreciation
	860	860	Loan fees for Restructure of US Bank LOC - 9th & 10th Admendment	2/1/2012	Intangible Assets	OH	Other Depr #1 - Other Depreciation
	865	865	Loan fees for Restructure of US Bank LOC - 9th & 10th Admendment	3/12/2012	Intangible Assets	OH	Other Depr #1 - Other Depreciation
	869	869	Loan fees for Restructure of US Bank LOC - 11th Admendment	3/30/2012	Intangible Assets	OH	Other Depr #1 - Other Depreciation
	878	878	Loan fees for Restructure of US Bank LOC - 12th Admendment	7/31/2012	Intangible Assets	OH	Other Depr #1 - Other Depreciation
	879	879	First Financial Bank LOC Agreement	9/28/2012	Intangible Assets	OH	Other Depr #1 - Other Depreciation

	684	684	Trade Names / Trademarks	11/1/2006	Intangible Assets	OH	Other Depr #1 - Other Depreciation
	687	687	Non-competition agreements	11/1/2006	Intangible Assets	OH	Other Depr #1 - Other Depreciation

31-1307062			ENVIRONMENTAL QUALITY MANAGEMENT, INC. [ENVIRONMENTA]				11/14/2012
01/01/2012 - 12/31/2012			Asset List				9:49:13 AM

Sorted: General - location

S	System No.	System No.	Description	Date In Service	Category	Location	Tax Schedule

	688	688	Customer Relationships (part a)	11/1/2006	Intangible Assets	OH	Other Depr #1 - Other Depreciation
	747	747	EQE Customer relationships	8/31/2008	Intangible Assets	OH	Other Depr #1 - Other Depreciation
	787	787	Patent - Releasable Asbestos Field Sampler (RAFS)	7/20/2010	Intangible Assets	OH	Other Depr #1 - Other Depreciation
	818	818	Customer Relationships (part b)	1/1/2010	Intangible Assets	OH	Other Depr #1 - Other Depreciation

	692	692	Gator Cart (Deisel) (6x4)	8/22/2008	ME	OH	Other Depr #1 - Other Depreciation
	695	695	32' Tandem Dual Trailer (gooseneck)	10/30/2008	ME	OH	Other Depr #1 - Other Depreciation
	771	771	2010 Ford Cargo Van (Unit # CZM449)	1/1/2010	Capital Lease	OH	Other Depr #1 - Other Depreciation
	819	819	Enclosed 20' Trailer	3/31/2011	ME	OH	Other Depr #1 - Other Depreciation

	714	714	Computer hardware cards - (NTSC SVC-COR)	10/8/2008	HW	OH	Other Depr #1 - Other Depreciation

	706	706	Mobile Mapper CX & Mobile Mapping with Post-processing bundle	3/5/2008	FE	OH	Other Depr #1 - Other Depreciation
	707	707	Greyline Stingray Portable Level Velocity Flowmeter Data	4/18/2008	FE	OH	Other Depr #1 - Other Depreciation
	708	708	Stingray Sensor	5/16/2008	FE	OH	Other Depr #1 - Other Depreciation
	792	792	NOx (Model 48IHL) and Slide Kit	10/20/2010	FE	OH	Other Depr #1 - Other Depreciation
	793	793	NOx (Model 42IHL)	10/25/2010	FE	OH	Other Depr #1 - Other Depreciation
	821	821	Motorola C200 2-Way Radios	3/18/2011	FE	OH	Other Depr #1 - Other Depreciation
	850	850	Custom Built Carts	10/3/2011	FE	OH	Other Depr #1 - Other Depreciation
	876	876	Program 4 Business Itinerate Frequencies - Channels 1-4	6/6/2012	FE	OH	Other Depr #1 - Other Depreciation

	710	710	Mobile Temporary Power Unit	4/14/2008	ST	OH	Other Depr #1 - Other Depreciation
	712	712	Themoelectric Gas Conditioner	5/29/2008	ST	OH	Other Depr #1 - Other Depreciation
	779	779	Console, pump, glassware & accessories (Environ Supply)	2/3/2010	ST	OH	Other Depr #1 - Other Depreciation
	794	794	Heated Sample Lines (100 ft)	11/11/2010	ST	OH	Other Depr #1 - Other Depreciation
	796	796	1440 Series Gas Analyser	12/10/2010	ST	OH	Other Depr #1 - Other Depreciation
	807	807	Heated FID Analyzer	4/15/2011	ST	OH	Other Depr #1 - Other Depreciation
	808	808	Model 43I Top Level Config (serial # 1101046880)	1/18/2011	ST	OH	Other Depr #1 - Other Depreciation
	838	838	Thermoelectric Gas Conditioner, Baldwin Model 8210	5/12/2011	ST	OH	Other Depr #1 - Other Depreciation

	540	540	LASERJET 4550	10/31/2006		PA	Other Depr #1 - Other Depreciation
	680	680	ACS PROCESSOR R7.0	2/14/2007		PA	Other Depr #1 - Other Depreciation

	729	729	(2) Lenovo Thinkpad Laptops	7/1/2008	Capital Lease	PA	Other Depr #1 - Other Depreciation

	742	742	Kyocera 5050i Bundle	3/17/2008	Capital Lease	PA	Other Depr #1 - Other Depreciation

	604	604	16" JOHN BOAT AND 25 HP YAMAHA ENGINE	8/30/2005		TX	Other Depr #1 - Other Depreciation

	477	477	FURNITURE AND FIXTURE	10/31/2006		VA	Other Depr #1 - Other Depreciation

	720	720	(2) computer workstations	9/24/2008	HW	VA	Other Depr #1 - Other Depreciation

	299	299	VOICE MAIL	12/1/1999		WA	Other Depr #1 - Other Depreciation
	325	325	SCUBA GEER	12/8/1999		WA	Other Depr #1 - Other Depreciation
	326	326	4-OUTLET MANIFOLD	12/7/1999		WA	Other Depr #1 - Other Depreciation
	327	327	AIR HOSES	12/26/1999		WA	Other Depr #1 - Other Depreciation
	328	328	MSA HIPAR	12/1/1999		WA	Other Depr #1 - Other Depreciation
	329	329	PUMPS	12/20/1999		WA	Other Depr #1 - Other Depreciation
	330	330	SUCTION HOSE	12/26/1999		WA	Other Depr #1 - Other Depreciation
	360	360	CANOPY	10/31/2006		WA	Other Depr #1 - Other Depreciation
	364	364	HOSE ASSEMBLY	8/25/2000		WA	Other Depr #1 - Other Depreciation
	382	382	FAX MACHINE	9/30/2000		WA	Other Depr #1 - Other Depreciation
	384	384	WILDEN W8 PUMP	1/10/2000		WA	Other Depr #1 - Other Depreciation
	385	385	KANAFLEX HOSE	1/7/2000		WA	Other Depr #1 - Other Depreciation
	387	387	HAZCAT KIT W/PUMP	1/31/2000		WA	Other Depr #1 - Other Depreciation
	388	388	GENERATOR	1/31/2000		WA	Other Depr #1 - Other Depreciation
	389	389	HANDLING EQUIPMENT	2/28/2000		WA	Other Depr #1 - Other Depreciation
	390	390	HONDA	1/12/2000		WA	Other Depr #1 - Other Depreciation
	391	391	CARRYING CASES	3/31/2000		WA	Other Depr #1 - Other Depreciation
	392	392	MANIFOLD ASSEMBLY AUDIBLE WARNING DEVICE	2/18/2000		WA	Other Depr #1 - Other Depreciation
	393	393	CAMLOCK & CHEM HOSE	2/15/2000		WA	Other Depr #1 - Other Depreciation

31-1307062			ENVIRONMENTAL QUALITY MANAGEMENT, INC. [ENVIRONMENTA]				11/14/2012
01/01/2012 - 12/31/2012			Asset List				9:49:13 AM

Sorted: General - location

S	System No.	System No.	Description	Date In Service	Category	Location	Tax Schedule

	397	397	CAMLOCK	6/30/2000		WA	Other Depr #1 - Other Depreciation
	399	399	SKID STEER & RELATED ATTACHMENTS WITH TRAILER	8/2/2000		WA	Other Depr #1 - Other Depreciation
	400	400	FOXBORO OVA 128	8/2/2000		WA	Other Depr #1 - Other Depreciation
	404	404	VACUME WET/DRY 12 GAL HDPE	8/18/2000		WA	Other Depr #1 - Other Depreciation
	405	405	WET ONLY AIR VAC	10/31/2006		WA	Other Depr #1 - Other Depreciation
	406	406	WET ONLY AIR VAC	8/17/2000		WA	Other Depr #1 - Other Depreciation
	407	407	GAUGE PRESSURE	8/22/2000		WA	Other Depr #1 - Other Depreciation
	408	408	CAMLOCKS	8/31/2000		WA	Other Depr #1 - Other Depreciation
	411	411	LIQUID HG/DUST RECOVERY VAC.	9/30/2000		WA	Other Depr #1 - Other Depreciation
	412	412	HOSE	9/30/2000		WA	Other Depr #1 - Other Depreciation
	413	413	CONTAINMENT EQUIPMENT	9/30/2000		WA	Other Depr #1 - Other Depreciation
	414	414	EQUIPMENT FOR VACUUM TRUCK	10/31/2000		WA	Other Depr #1 - Other Depreciation
	420	420	ADAPTER	10/31/2006		WA	Other Depr #1 - Other Depreciation
	422	422	AIR BREATHING APPARATUS	11/15/2000		WA	Other Depr #1 - Other Depreciation
	484	484	RESTORATION OF 19'SKIFF	2/1/2001		WA	Other Depr #1 - Other Depreciation
	589	589	MERCURY VAPOR ANALYZERS, CYLINDER SCBA 4500 PSI	10/31/2006		WA	Other Depr #1 - Other Depreciation
	596	596	OFFICE SERVER (Washington)	10/31/2006		WA	Other Depr #1 - Other Depreciation
	621	621	Four IBM Thinkpad Notebook Laptops	10/31/2006		WA	Other Depr #1 - Other Depreciation
	628	628	Tire Scrubber with Hepa Filter	10/31/2006		WA	Other Depr #1 - Other Depreciation
	631	631	IBM Thinkpad T43 (2686DHU) PM 740, 512 MB (w/ Accessories)	10/31/2006		WA	Other Depr #1 - Other Depreciation
	644	644	IAUTOSAT 98 0 .98 MOBILE SYSTEM -I-DIRECT 3100 MODEM	10/31/2006		WA	Other Depr #1 - Other Depreciation
	672	672	GATOR 4x6 DIESEL	5/7/2007		WA	Other Depr #1 - Other Depreciation
	675	675	HONDA ATV AND TRAILER	10/18/2007		WA	Other Depr #1 - Other Depreciation
	678	678	15 GALLON VACUUM	4/26/2007		WA	Other Depr #1 - Other Depreciation
	679	679	MIRAGE 6X12 TRAILER	10/11/2007		WA	Other Depr #1 - Other Depreciation
	733	733	LENOVO THINKPAD T60	4/27/2007		WA	Other Depr #1 - Other Depreciation
	758	758	DELL PRECISION M6300	10/16/2007		WA	Other Depr #1 - Other Depreciation

	772	772	Kyocera TASKalfa 400ci color system (UBM)	3/2/2010	Capital Lease	WA	Other Depr #1 - Other Depreciation

	709	709	John Deere Gator (2004) - 1971 W Gator 6x4 Diesel Utility vehicle	7/2/2008	ME	WA	Other Depr #1 - Other Depreciation
	778	778	1995 Komatsu Forklift (A61088A)	3/10/2010	ME	WA	Other Depr #1 - Other Depreciation
	866	866	2 John Deere Gator (2012) TH 6x4 Gas	6/1/2012	ME	WA	Other Depr #1 - Other Depreciation

	822	822	DMC-2000S Electronic Dosimeter - Gamma (5)	2/24/2011	FE	WA	Other Depr #1 - Other Depreciation
	867	867	2 - Heavy-Duty 3" Construction Trash Pump	5/17/2012	FE	WA	Other Depr #1 - Other Depreciation

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